DELAWARE VIP® TRUST

Delaware VIP REIT Series
(the “Series”)

Supplement to the Series’ Standard Class and Service Class
Statutory Prospectuses dated April 29, 2020

On June 10, 2020, the Board of Trustees of the Series approved the appointment of Macquarie Investment Management Global Limited (“MIMGL”) as a sub-advisor to the Series.  In connection with this appointment, the Board of Trustees voted to approve the appointment of MIMGL’s portfolio manager team, to take effect on or about the date of this supplement, and changes to the Series’ investment strategies, to take effect on or about 60 days following the date of this Supplement (the “Effective Date”).

In connection therewith, upon the Effective Date, the following will replace the information in the section of the Series’ Prospectus entitled “Series summary – What are the Series’ principal investment strategies?”

For the purposes of this section, a reference to the Manager may also include MIMGL with respect to its role as sub-advisor to the Series.

The Series invests primarily in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, the Series will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in real estate investment trusts (REITs) (80% policy).

In selecting investments, Macquarie Investment Management Global Limited (MIMGL or “Sub-Advisor”), the Series’ sub-advisor, generally focuses on the expectations regarding what it considers to be the key factors in determining equity prices - company earnings, earnings quality, valuation measures and momentum. To be able to implement its investment philosophy the Sub-Advisor will rely on a systematic process to exploit opportunities using a number of quantitative, event driven & fundamental investment strategies within a risk aware portfolio construction framework. In constructing its portfolio, the Sub-Advisor strives to include REITs that represent a variety of different sectors in the real estate industry.

The Manager may permit its affiliate, Macquarie Funds Management Hong Kong Limited (MFMHKL), to execute Series security trades on behalf of the Manager.

The Series’ 80% policy is nonfundamental and may be changed without shareholder approval. Series shareholders would be given at least 60 days’ notice prior to any such change.

Effective immediately, the following replaces the information in the section entitled “Series summary – Who manages the Series?”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisors

Macquarie Investment Management Global Limited (MIMGL) serves as sub-advisor for the Series. MIMGL is primarily responsible for the day-to-day management of the Series portfolio.

Macquarie Investment Management Global Limited

Portfolio managers	Title with MIMGL	Start date on the Series

Scot Thompson	Co-Head of Systematic Investments and Portfolio Manager	June 2020
Benjamin Leung, CFA	Co-Head of Systematic Investments and Portfolio Manager	June 2020

Macquarie Funds Management Hong Kong Limited

Effective immediately, the following replaces the introductory information in the section of the Series’ Prospectus entitled “How we manage the Series”:

For the purposes of this section, “How we manage the Series,” a reference to the Manager may also include MIMGL with respect to its role as sub-advisor of the Series.  The Manager takes a disciplined approach to investing, combining investment strategies and risk-management techniques that it believes can help shareholders meet their goals.

Upon the Effective Date, the following replaces the information in the section of the Series’ Prospectus entitled “How we manage the Series – Our principal investment strategies”:

The Sub-Advisor utilizes a style-neutral systematic quantitative process designed to capture attractive characteristics of stocks by focusing on multiple dimensions of stock drivers, coupled with a practical portfolio management overlay.

The Series strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. The Manager invests in securities of companies principally engaged in the real estate industry. Under normal circumstances, the Series will invest at least 80% of its net assets, plus any borrowings for investment purposes, in REITs. The Series may also invest in equity securities of real estate industry operating companies, known as REOCs.

The Series does not normally acquire securities for short-term purposes; however, the Manager may take advantage of short-term opportunities that are consistent with the Series’ investment objectives.

The Manager may permit its affiliate, MFMHKL, to execute Series security trades on behalf of the Manager.

The Series’ 80% policy is nonfundamental and may be changed without shareholder approval. Series shareholders would be given at least 60 days’ notice prior to any such change.

The Series’ investment objectives are nonfundamental. This means that the Series’ Board of Trustees (Board) may change the Series’ objectives without obtaining shareholder approval. If the objectives were changed, the Series would notify shareholders at least 60 days before the change became effective.

Effective immediately, the following replaces the section entitled, “Who manages the Series – Sub-advisors”:

MIMGL, located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of Macquarie Investment Management (MIM). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of Dec. 31, 2019, MIM managed more than $258.7 billion in assets for institutional and individual clients.   MIMGL serves as principal sub-advisor for the Series and is primarily responsible for the day-to-day management of the Series’ portfolio.

Although MIMGL serves as sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager has entered into a separate sub-advisory agreement with MIMGL and compensates MIMGL out of the investment advisory fees it receives from the Series.

MFMHKL, located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong, is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager’s portion of the Series, the Manager may permit MFMHKL to execute Series security trades on behalf of the Manager.
A discussion of the basis for the Board’s approval of the Series’ sub-advisory contract with MIMGL and MFMHKL is available in the Series’ next report to shareholders.

Effective immediately, the following replaces the section entitled, “Who manages the Series – Sub-advisors”:

Scot Thompson and Benjamin Leung of MIMGL have primary responsibility for making day-to-day investment decisions for the Series.

Scot Thompson, Co-Head of Systematic Investments and Portfolio Manager
Scot Thompson is the Co-Head of the Macquarie Systematic Investments equities team. Scot’s responsibilities include the day to day management of the global portfolios, oversight of the trading function, development of new strategies and client engagement. Scot works from MIM’s Sydney office. Previously Scot was the equities Head of Product, responsible for product design, development and client relationships for the Australian and Global equities product range. Prior to this Scot was a member of the private equity fund-of-fund and performance analytics teams.  Scot joined Macquarie in November 2001, prior to this he worked in the performance analytics team for Cogent Investment Administration. Scot also work in civil engineering before moving across to finance, working for several Australian companies as a project manager focusing on underground installations, quarrying and mining

Benjamin Leung, Co-Head of Systematic Investments and Portfolio Manager
Ben Leung is the Co-Head of the Macquarie Systematic Investments equities team. In addition to the day to day management of the portfolios, Ben is also the Head of Research where he is responsible for managing the research agenda. Ben works from MIM’s Sydney office. Ben joined Listed Equities in 2005 as a quantitative analyst where his responsibilities included the development and maintenance of various quantitative models. Following his successful efforts to expand the quantitative capability to international markets, he formed the foundation of the current systematic investment approach. In 2012, Ben and Scot joined together to create the Systematic Investment team to focus exclusively on developing this capability and bringing the benefits to the marketplace.  Prior to joining, he worked as a software engineer for Macquarie’s technology division in Sydney.

Effective immediately, the following replaces the first two paragraphs under the section entitled, “Who manages the Series – Who’s who – Investment manager”:

Investment manager and sub-advisor: An investment manager is a company with overall responsibility for the management of the series’ assets. A sub-advisor is a company generally responsible for the day-to-day management of the series’ assets or some portion thereof. The sub-advisor is selected and supervised by the investment manager. The investment manager or the sub-advisor, as the case may be, is responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated June 11, 2020.